UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2016
 _____________________________________________________________________

Swift Transportation Company

(Exact name of registrant as specified in its charter)
 _____________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

(602) 269-9700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On December 9, 2016, Swift Transportation Company (the "Company") held a mid-fourth quarter conference call, providing an update on certain operating metrics for the periods October 2016 and November 2016. As of December 9, 2016, we expect to be in the lower half of our previously disclosed guidance ranges for the year, which were $1.09 to $1.19 for GAAP Diluted EPS and $1.20 to $1.30 for Adjusted EPS. The following items are added back to expected full-year 2016 Diluted EPS to arrive at Adjusted EPS: the expected amortization of the intangibles from the Company's 2007 going-private transactions, the previously announced one-time charge associated with Jerry Moyes' retirement package, and non-cash impairments in November 2016 related to certain operations software for approximately $0.10, $0.05, and less than $0.01, respectively.

As of December 9, 2016, we anticipate first quarter 2017 ranges for GAAP Diluted EPS of $0.11 to $0.16 and Adjusted EPS of $0.13 to $0.18. We anticipate second quarter 2017 ranges for GAAP Diluted EPS of $0.23 to $0.28 and Adjusted EPS of $0.25 to $0.30. Expected amortization of the intangibles from the Company's 2007 going-private transactions is added back to the quarterly 2017 expected Diluted EPS to arrive at Adjusted EPS.

The transcript of the mid-fourth quarter conference call is attached hereto as Exhibit 99. The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in this report on Form 8-K, including Exhibit 99, shall be deemed to be "furnished" and therefore shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

This Current Report on Form 8-K and the attached transcript contain statements that may constitute forward-looking statements, which are based on information currently available, usually defined by words such as "anticipates," "believes," "estimates," "plans," "projects," "expects," "hopes," "intends," "will," "could," "should," "may," or similar expressions which speak only as of the date the statement was made. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning:

•	our estimated ranges of GAAP Diluted EPS and Adjusted EPS for full-year 2016 and the first two quarters of 2017;

•	projections regarding the nature, amount, and timing of changes in truck counts, load counts, residual values of certain equipment, and gains on disposal of property and equipment;

•	our belief that anticipated strategy improvements and leaner cost infrastructure will help our profitability in the future;

•	our belief that the industry is likely to experience capacity contraction, resulting in a positive impact on the rate environment for carriers;

•	growth in the Dedicated segment from non-seasonal business;

•	our expectations regarding the ELD mandate, including the impact on and timing of driving utilization improvements; and

•	our expectation that Revenue xFSR per loaded mile will decrease year over year for the fourth quarter of 2016.

Such forward-looking statements are inherently uncertain, and are based upon the current beliefs, assumptions and expectations of Company management and current market conditions, which are subject to significant risks and uncertainties, as set forth in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2015. As to the Company's business and financial performance, the following factors, among others, could cause actual results to materially differ from those in forward-looking statements:

•
economic conditions, including future recessionary economic cycles and downturns in customers’ business cycles, particularly in market segments and industries in which we have a significant concentration of customers;

•	increasing competition from trucking, rail, intermodal, and brokerage competitors;

•	our ability to execute or integrate any future acquisitions successfully;

•	increases in driver compensation to the extent not offset by increases in freight rates and difficulties in driver recruitment and retention;

•	additional risks arising from our contractual agreements with owner-operators that do not exist with Company drivers;

•	our ability to retain or replace key personnel;

•	our dependence on third parties for intermodal and brokerage business;

•	potential failure in computer or communications systems;

•	seasonal factors such as severe weather conditions that increase operating costs;

•	the regulatory environment in which we operate, including existing regulations and changes in existing regulations, or violations by us of existing or future regulations;

•	the possible re-classification of owner-operators as employees;

•	changes in rules or legislation by the NLRB or Congress and/or union organizing efforts;

•	our Compliance Safety Accountability rating;

•	government regulation with respect to our captive insurance companies;

•	uncertainties and risks associated with our operations in Mexico;

•	a significant reduction in, or termination of, our trucking services by a key customer;

•	our significant ongoing capital requirements;

•	volatility in the price or availability of fuel, as well as our ability to recover fuel prices through our fuel surcharge program;

•	fluctuations in new equipment prices or replacement costs, and the potential failure of manufacturers to meet their sale and trade-back obligations;

•	the impact that our substantial leverage may have on the way we operate our business and our ability to service our debt, including compliance with our debt covenants;

•	restrictions contained in our debt agreements;

•	adverse impacts of insuring risk through our captive insurance companies, including our need to provide restricted cash and similar collateral for anticipated losses;

•	potential volatility or decrease in the amount of earnings as a result of our claims exposure through our captive insurance companies;

•	the potential impact of the significant number of shares of our common stock that is eligible for future sale;

•	goodwill impairment;

•	our intention to not pay dividends;

•	conflicts of interest or potential litigation that may arise from other businesses owned by Jerry Moyes, including pledges of Swift stock and guarantees by Jerry Moyes related to other businesses;

•	the significant amount of our stock and related control over the Company by Jerry Moyes; and

•	related-party transactions between the Company and Jerry Moyes.

Important factors, in addition to those listed above and in our filings with the SEC, could impact us financially. As a result of these and other factors, actual results may differ from those set forth in the forward-looking statements, and the prices of the Company's securities may dramatically fluctuate. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events, new information or changes in these expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description

Exhibit 99	Q4 Mid-fourth Quarter Conference Call Transcript, dated December 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Company
(Registrant)

Date:	December 9, 2016	/s/ Virginia Henkels
Virginia Henkels
Executive Vice President and Chief Financial Officer

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